Exhibit 99.8

FORM OF NOTICE OF IMPORTANT TAX INFORMATION

The tax information is provided in connection with the prospectus of Exide Technologies (“Exide”) dated August 31, 2007 (the “Rights Offering Prospectus”).

Under the United States federal income tax laws, dividend payments that may be made by Exide on shares of its common stock, par value $0.01 (the “Common Stock”), issued upon the exercise of non-transferable subscription Rights (the “Rights”) may be subject to backup withholding. Generally such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”) and certifies, under penalties of perjury, that the number provided is correct and provides certain other certifications. Each holder that exercises Rights and wants to avoid backup withholding must, unless an exemption applies, provide the Subscription Agent, as Exide’s agent in respect of the exercised Rights (the “requester”), with such holder’s correct TIN (or with a certification that such holder is awaiting a TIN) and certain other certifications by completing Substitute Form W-9 below.

Certain holders (including, among others, corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign holder to qualify as an exempt recipient, that holder must submit a properly completed Form W-8, Certificate of Foreign Status (instead of a Substitute Form W-9), signed under the penalties of perjury, attesting to such holder’s foreign status. Such Form W-8 may be obtained from the Subscription Agent. Although a foreign holder may be exempt from backup withholding, payments of dividends may be subject to withholding tax, currently at a 30% rate (or, if certain tax treaties apply such applicable lower rate). Exempt U.S. holders should indicate their exempt status on Substitute Form W-9 to avoid possible erroneous backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Holders are urged to consult their tax advisers to determine whether they are exempt from withholding and reporting requirements.

If backup withholding applies, Exide or the Subscription Agent, as the case may be, will be required to withhold (currently at a 28% rate) on any dividend payments made to a holder that exercises Rights. Backup withholding is not an additional tax. Rather, the amount of backup withholding can be credited against the U.S. federal income tax liability of the holder subject to backup withholding, provided that the required information is provided to the Internal Revenue Service (“IRS”). If backup withholding results in an overpayment of taxes, a refund may be obtained.

A holder that exercises Rights is required to give the Subscription Agent the TIN of the record owner of the Rights. If such record owner is an individual, the taxpayer identification number is generally the taxpayer’s social security number. For most other entities, the TIN is the employer identification number. If the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidelines on which number to report. If the Subscription Agent is not provided with the correct TIN in connection with such payments, the holder may be subject to a penalty imposed by the IRS.

If you do not have a TIN, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for instructions on applying for a TIN, write “Applied For” in the space for the TIN in part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Subscription Agent within 60 days, backup withholding will begin and continue until you furnish your TIN to the Subscription Agent. Note: Writing “Applied For” on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

Name

Business name, if different from above.

Check appropriate box:
☐  Individual/Sole Proprietor     ☐  Corporation     ☐  Partnership     ☐  Other

Address (number, street, and apt. or suite no.)

City, State, and ZIP code

REQUESTER’S NAME Give Form to the Requester. Do NOT send to the IRS.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I — TAXPAYER IDENTIFICATION NUMBER (TIN). Enter your TIN in the appropriate box. For most individuals, this is your social security number (SSN). For most other entities, it is your employer identification number (EIN). CERTIFY BY SIGNING AND DATING BELOW.

	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to provide.	Social Security Number Employer Identification Number (If awaiting TIN, write “Applied For” )
Part II — If you are exempt from backup withholding, see the enclosed guidelines and complete as instructed
Payer’s Request For Taxpayer Identification Number	Part III — Certification Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART I OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Subscription Agent, 28% of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS OF DIVIDENDS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens, e.g. 000-00-0000. Employer identification numbers have nine digits separated by only on hyphen, e.g., 00-0000000. The table below will help determine the number to give the payer.

Give the name* and
SOCIAL SECURITY
For this type of account:		number of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. A revocable savings trust account (in which grantor is also trustee)	The grantor-trustee(1)
	b. Any “trust” account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single owner LLC account	The owner(3)

Give the name* and
EMPLOYER IDENTIFICATION
For this type of account:		number of —
6.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
7.	Corporate (or LLC electing corporate status on Form 8832) account	The corporation
8.	Religious, charitable, or educational organization account	The organization
9.	Partnership account held in the name of the business	The partnership
10.	Association, club, or other tax-exempt organization	The organization
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

*	If you are an individual, you must generally enter the name show on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and our new last name.

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Show the individual name of the owner. If the owner does not have an employer identification number, furnish the owner’s social security number.

(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number (or “TIN”) or you do not know your number; obtain form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), Form W-7 for International Taxpayer Identification Number (for alien individuals required to file U.S. tax returns). You may obtain Form SS-5 from your local Social Security Administration Office and Forms SS-4 and W-7 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the payer. Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:*

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•	A foreign government or a political subdivision, agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include the following:

•	A corporation;

•	A foreign central bank of issue;

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States;

•	A futures commission merchant registered with the Commodity Futures Trading Commission;

•	A real estate investment trust;

•	An entity registered at all times during the tax year under the Investment Company Act of 1940;

•	A common trust fund operated by a bank under section 584(a);

•	A financial institution;

•	A middleman known in the investment community as a nominee or custodian; or

•	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if (i) this interest is $600 or more, (ii) the interest is paid in the course of the payer’s trade or business and (iii) you have not provided your correct taxpayer identification number to the payer;

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and their regulations.

Privacy Act Notices.  Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other payments. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws.

You must provide your TIN to the payer whether or not you are required to file a tax return.  Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Statements With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.  If you willfully falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

* Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.